November 19, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Wilshire Funding Corporation Mortgage Backed Certificates, Series 1998-WFC2; File No. 333-33807.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement") among Wilshire Mortgage Funding Company VI, Inc., a Delaware Corporation, its successors and permitted assigns, as Unaffiliated Seller (the "Unaffiliated Seller"), Wilshire Servicing Corporation, a Delaware corporation ("WSC"), its successors and permitted assigns, as Servicer (the "Servicer"), Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, as Depositor (the "Depositor"), and Bankers Trust Company of California, N.A., a national banking association chartered under the laws of the United States, its successors and permitted assigns, as Trustee (the "Trustee") and as Back-up Servicer (the "Back-up Servicer").

          The Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1998-WFC2 (the "Certificates") will represent beneficial interests in a trust (the "Trust"), the assets of which (the "Trust Fund") will consist primarily of a pool of fixed and adjustable rate, closed-end loans secured by mortgages on residential one- to four-family properties, multifamily properties, commercial properties and unimproved land (the "Mortgage Loans") purchased by Wilshire Funding Corporation (the "Wilshire Seller") in the ordinary course of its business and conveyed, together with certain related property described in the Prospectus Supplement dated September 25, 1997, to Wilshire Mortgage Funding Company VI. Inc. (the "Seller"). The Seller will convey such property to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), which will convey it to the Trust. The Trust will be created and the Certificates will be issued pursuant to the Pooling and Servicing Agreement.

          The Certificates will consist of the following ten classes (each, a "Class"); (i) the Class A-I Certificates, the Class A-II Certificates and the Class A-III Certificates (collectively, the "Class A Certificates"); (ii) the Class IO Certificates; (iii) the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates (collectively, the "Class M Certificates"); and (iv) the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates (collectively, the "Class B Certificates"). The Class A Certificates and the Class IO Certificates are referred to in the Prospectus Supplement dated September 25, 1997 collectively as the "Senior Certificates." The Class M Certificates and the Class B Certificates are referred to in the Prospectus Supplement dated September 25, 1997 as the "Subordinate Certificates." The Class A-I Certificates and Subordinate Certificates are referred to in the Prospectus Supplement dated September 25, 1997 as the "Group I Certificates." The Trust will also issue a "residual interest" with respect to each REMIC held by the Trust (collectively, the "Residual Certificates").

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-33807). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company
          S.E.C. Reporting Agent for Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1998-WFC2.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): July 27, 1998.


                     WILSHIRE MORTGAGE FUNDING COMPANY IV, INC.
          Wilshire Mortgage Funding Company VI, Inc., a Delaware Corporation, its successors and permitted assigns, as Unaffiliated Seller (the "Unaffiliated Seller"), Wilshire Servicing Corporation, a Delaware corporation ("WSC"), its successors and permitted assigns, as Servicer (the "Servicer"), Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, as Depositor (the "Depositor"), and Bankers Trust Company of California, N.A., a national banking association chartered under the laws of the United States, its successors and permitted assigns, as Trustee (the "Trustee") and as Back-up Servicer (the "Back-up Servicer") under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of the Wilshire Funding Corporation Mortgage Backed Certificates, Series 1998-WFC2.)


          WILSHIRE FUNDING CORPORATION MORTGAGE BACKED CERTIFICATES,
                               SERIES 1998-WFC2.
              (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

           333-33807                      13-3320910
          (Commission File Number)        (I.R.S. Employer Identification No.)


          11 MADISON AVENUE
          NEW YORK, NEW YORK                           10010
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 325-2000


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)

          Monthly Report to Certificateholders as to distributions made on July 27, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1998.


          Date:  November 19, 1998      By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX


          DOCUMENT:

          Monthly Report to Certificateholders as to distributions made on July 27, 1998.




Wilshire Funding Corporation
Mortgage Backed Certificates
Series 1998-WFC2
Statement to Certificateholders

DISTRIBUTIONS IN DOLLARS

                           PRIOR
         ORIGINAL        PRINCIPAL
CLASS   FACE VALUE        BALANCE          INTEREST     PRINCIPAL

A-I     22,692,783.00    22,692,783.00     111,201.92   103,912.53
A-II    33,552,979.00    33,552,979.00     224,764.48   472,359.52
A-III   40,232,784.00    40,232,784.00     234,691.24   443,322.09
IO(*)  119,794,194.00   119,794,194.00      73,297.97         0.00
M-1     12,059,818.00    12,059,818.00      59,096.98    13,850.64
M-2     11,255,830.00    11,255,830.00      55,157.18    12,927.26
M-3      8,843,866.00     8,843,866.00      43,337.76    10,157.14
B-1     20,099,697.00    20,099,697.00      98,494.96    23,084.40
B-2      3,215,951.00     3,215,951.00      15,759.19     3,693.50
B-3      8,843,869.00     8,843,869.30      43,337.80    10,157.14
R-II             0.00             0.00           0.00         0.00

TOTALS 160,797,577.30   160,797,577.30   959,139.48   1,093,464.22

                                                           CURRENT
                             REALIZED     DEFERRED       PRINCIPAL
CLASS           TOTAL          LOSSES     INTEREST         BALANCE
A-I        215,114.45            0.00         0.00   22,588,870.47
A-II       697,124.00            0.00         0.00   33,080,619.48
A-III      678,013.33            0.00         0.00   39,789,461.91
IO(*)       73,297.97            0.00         0.00  118,747,821.96
M-1         72,947.62            0.00         0.00   12,045,967.36
M-2         68,084.44            0.00         0.00   11,242,902.74
M-3         53,494.90            0.00         0.00    8,833,708.86
B-1        121,579.36            0.00         0.00   20,076,612.60
B-2         19,452.69            0.00         0.00    3,212,257.50
B-3         53,494.94            0.00         0.00    8,833,712.16
R-II             0.00            0.00         0.00            0.00

TOTALS   2,052,603.70            0.00         0.00  159,704,113.08


(*)Represents Notional Balance


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                             PRIOR
                         PRINCIPAL
CLASS         CUSIP        BALANCE        INTEREST       PRINCIPAL
A-I       22540AGQ5    1,000.000000       4.900321        4.579100
A-II      22540AGR3    1,000.000000       6.698794       14.078020
A-III     22540AGS1    1,000.000000       5.833333       11.018927
IO(*)                  1,000.000000       0.611866        0.000000
M-1       22540AGU6    1,000.000000       4.900321        1.148495
M-2       22540AGV4    1,000.000000       4.900321        1.148495
M-3       22540AGW2    1,000.000000       4.900318        1.148495
B-1       22540AGX0    1,000.000000       4.900321        1.148495
B-2       22540AGY8    1,000.000000       4.900320        1.148494
B-3       22540AGZ5    1,000.000000       4.900321        1.148495
R-II                       0.000000       0.000000        0.000000

                            CURRENT
                          PRINCIPAL
              TOTAL         BALANCE
A-I        9.479421      995.420900
A-II      20.776814      985.921980
A-III     16.852260      988.981073
IO(*)      0.611866      991.265252
M-1        6.048816      998.851505
M-2        6.048816      998.851505
M-3        6.048814      998.851505
B-1        6.048816      998.851505
B-2        6.048814      998.851506
B-3        6.048816      998.851505
R-II       0.000000        0.000000



PASS-THROUGH RATES
CLASS      CURRENT              NEXT
A-I        5.880385%       5.876093%
A-II       8.038552%              NA
A-III      7.000000%              NA
IO(*)      0.734239%              NA
M-1        5.880385%              NA
M-2        5.880385%              NA
M-3        5.880385%              NA
B-1        5.880385%              NA
B-2        5.880385%              NA
B-3        5.880385%              NA
R-II       0.000000%              NA

SELLER:  Wilshire Mortgage Funding Company VI, Inc.
SERVICER:  Wilshire Servicing Corporation
LEAD UNDERWRITER: Credit Suisse First Boston Mortgage Securities Corp. RECORD DATE: June 30, 1998
DISTRIBUTION DATE:  July 27, 1998

ADMINISTRATOR:  Jennifer Bohannon
                Bankers Trust Company
                3 Park Plaza
                Irvine, CA 92614
FACTOR INFO:   (800)735-7777
Page 2 of 3                   COPYRIGHT 1998 Bankers Trust Company


































Wilshire Funding Corporation
Mortgage Backed Certificates
Series 1998-WFC2
Statement to Certificateholders

Distribution Date:  July 27, 1998

DELINQUENCY ADVANCES FOR DISTRIBUTION DATE:
   INTEREST:                                            835,612.55
   PRINCIPAL:                                           220,462.62

UNREIMBURSED DELINQUENCY
ADVANCES REMAINING AFTER DISTRIBUTION DATE:                   0.00

UNREIMBURSED SERVICING
ADVANCES REMAINING AFTER DISTRIBUTION DATE:                   0.00


DELINQUENT LOAN     31 TO 60     61 TO 90       91+
INFORMATION             DAYS         DAYS       DAYS         TOTAL
PRIN. BAL.(*)  10,868,775.12 4,932,756.65 688,249.30 16,489,781.07
NUMBER OF LOANS(*)       106           42         10           158

FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE                                       631,507.71
NUMBER OF LOANS                                                  6

BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE                                             0.00
NUMBER OF LOANS                                                  0

REO LOAN INFORMATION:
PRINCIPAL BALANCE                                             0.00
NUMBER OF LOANS                                                  0

BOOK VALUE PRINCIPAL BALANCE OF REO LOANS:                      NA

PRINCIPAL PREPAYMENTS                                   771,698.04
SUBSTITUTION AMOUNTS OR REPURCHASE AMOUNTS                    0.00
OTHER UNSCHEDULED RECOVERIES                                  0.00

ENDING MORTGAGE LOAN PRINCIPAL BALANCE              159,704,113.08
ENDING LOAN COUNT                                            1,168

(*)Exclusive of Bankruptcies, Foreclosures and REOs.
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company